                                                             Exhibit (g)(1)(vii)

                                 AMENDMENT NO. 6
                                       TO
                               CUSTODIAN AGREEMENT

         Amendment No. 6, dated as of September 1, 2000 ("Amendment"), to the Custodian Agreement dated as of April 14, 1997 ("Original Agreement"), as amended by Amendment No. 1, dated as of December 9, 1997, Amendment No. 2, dated as of December 31, 1998, Amendment No. 3, dated as of April 30, 1999, Amendment No. 4, dated July 12, 1999 and Amendment No. 5, dated as of May 1, 2000 (collectively the "Agreement") by and between EQ Advisors Trust and The Chase Manhattan Bank.

         The parties hereto agree that Appendix A thereto is replaced in its entirety by Appendix A attached hereto.

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 6 as of the date first above set forth.




EQ ADVISORS TRUST                           THE CHASE MANHATTAN BANK


By:                                         By:
   --------------------------------             -------------------------------
Name:  Peter D. Noris                       Name:  John K. Breitweg
Title: President and Trustee                Title: Vice President

                                   APPENDIX A
                                 AMENDMENT NO. 6
                           TO THE CUSTODIAN AGREEMENT

Portfolios                                                                  Classes
----------                                                                  -------
Alliance Common Stock Portfolio                                             Class IA and Class IB
Alliance Conservative Investors Portfolio                                   Class IA and Class IB
Alliance Global Portfolio                                                   Class IA and Class IB
Alliance Growth and Income Portfolio                                        Class IA and Class IB
Alliance Growth Investors Portfolio                                         Class IA and Class IB
Alliance High Yield Portfolio                                               Class IA and Class IB
Alliance Intermediate Government Securities Portfolio                       Class IA and Class IB
Alliance International Portfolio                                            Class IA and Class IB
Alliance Money Market Portfolio                                             Class IA and Class IB
Alliance Quality Bond Portfolio                                             Class IA and Class IB
Alliance Small Cap Growth Portfolio                                         Class IA and Class IB
EQ/Aggressive Stock Portfolio                                               Class IA and Class IB
     (fka Alliance Aggressive Stock Portfolio)
EQ/Alliance Premier Growth Portfolio                                        Class IA and Class IB
EQ/Alliance Technology Portfolio                                            Class IA and Class IB
EQ/AXP New Dimensions Portfolio                                             Class IA and Class IB
EQ/AXP Strategy Aggressive Portfolio                                        Class IA and Class IB
EQ/Balanced Portfolio                                                       Class IA and Class IB
     (fka Alliance Balanced Portfolio)
BT Equity 500 Index Portfolio                                               Class IA and Class IB
Calvert Socially Responsible Portfolio                                      Class IA and Class IB
Capital Guardian International Equities Portfolio                           Class IA and Class IB
Capital Guardian Research Portfolio                                         Class IA and Class IB
Capital Guardian U.S. Equities Portfolio                                    Class IA and Class IB
EQ Equity 500 Index Portfolio*                                              Class IA and Class IB
     (fka Alliance Equity Index Portfolio)
EQ/Evergreen Foundation Portfolio                                           Class IA and Class IB
EQ/Evergreen Portfolio                                                      Class IA and Class IB
FI Mid Cap Portfolio                                                        Class IA and Class IB
FI Small/Mid Cap Value Portfolio                                            Class IA and Class IB
     (fka Warburg Pincus Small Company Value Portfolio)
EQ International Equity Index Portfolio*                                    Class IA and Class IB
     (fka BT International Equity Index Portfolio)
EQ/Janus Large Cap Growth Portfolio                                         Class IA and Class IB
J.P. Morgan Core Bond Portfolio                                             Class IA and Class IB
     (fka JPM Core Bond Portfolio)
Lazard Large Cap Value Portfolio                                            Class IA and Class IB
Lazard Small Cap Value Portfolio                                            Class IA and Class IB
Mercury Basic Value Equity Portfolio                                        Class IA and Class IB
     (fka Merrill Lynch Basic Value Equity Portfolio)
Mercury World Strategy Portfolio                                            Class IA and Class IB
     (fka Merrill Lynch World Strategy Portfolio)
MFS Emerging Growth Companies Portfolio                                     Class IA and Class IB
MFS Growth with Income Portfolio                                            Class IA and Class IB
MFS Research Portfolio                                                      Class IA and Class IB
Morgan Stanley Emerging Markets Equity Portfolio                            Class IA and Class IB
EQ/Putnam Balanced Portfolio                                                Class IA and Class IB
EQ/Putnam Growth & Income Value Portfolio                                   Class IA and Class IB
EQ/Putnam International Equity Portfolio                                    Class IA and Class IB
EQ/Putnam Investors Growth Portfolio                                        Class IA and Class IB
EQ Small Company Index Portfolio    *                                       Class IA and Class IB
     (fka BT Small Company Index Portfolio)
T. Rowe Price Equity Income Portfolio                                       Class IA and Class IB
T. Rowe Price International Stock Portfolio                                 Class IA and Class IB
       * Name Change Effective October 6, 2000.